UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 21, 2020

SILK ROAD MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1213 Innsbruck Drive
Sunnyvale, California 94089
(Address of principal executive office) (Zip Code)
(408) 720-9002
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Principal Operating Officer

On September 20, 2020, the Board of Directors of Silk Road Medical (the “Company”) appointed Lucas W. Buchanan, the Company’s current Chief Financial Officer, to serve as the Chief Operating Officer of the Company, effective October 1, 2020. In this role, Mr. Buchanan will serve as the principal operating officer of the Company. Mr. Buchanan will continue to serve as the Company’s Chief Financial Officer.

Mr. Buchanan, 43, has served as the Company’s Chief Financial Officer since July 2016 and since August 2009 has held multiple roles including Executive Vice President, Commercialization and Corporate Development and Vice President, Marketing and Business Development. From May 2013 to May 2014, Mr. Buchanan was a Senior Director of Strategy and Corporate Development at Impax Laboratories. From 2009 to 2011, Mr. Buchanan was part of the Company’s early team while employed at The Vertical Group, a venture capital firm and the founder of the Company. He previously worked at Medtronic and at Ernst & Young Corporate Finance LLC. Mr. Buchanan received a B.A. in economics from Duke University and an M.B.A. in health care management from The Wharton School at the University of Pennsylvania.

There are no family relationships between Mr. Buchanan and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Buchanan that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Buchanan and any other person pursuant to which Mr. Buchanan was appointed Chief Operating Officer of the Company.

On September 21, 2020, the Company issued a press release announcing Mr. Buchanan’s appointment as the Company’s Chief Operating Officer. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Silk Road Medical, Inc. dated as of September 21, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: September 21, 2020	By:	/s/ Erica J. Rogers
Erica J. Rogers
Chief Executive Officer